UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2022

RUBIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38586	46-2688109
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Binney Street, Suite 300 Cambridge, MA	02139
(Address of registrant’s principal executive office)	(Zip code)

(617) 679-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RUBY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On July 12, 2022, Anne Prener, MD, Ph.D resigned from her position as a member of the Board of Directors (the “Board”) of Rubius Therapeutics, Inc. (the “Company”), and any committees thereof, effective immediately. Dr. Prener’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) Election of Director

On July 12, 2022, the Board unanimously approved the appointment of Susanne Schaffert, Ph.D. as a Class I director of the Company to fill the vacancy created by Dr. Prener’s resignation, effective immediately. The term of the Company’s Class I directors, including Dr. Schaffert, expires on the date of the Company’s annual meeting of stockholders to be held in 2025 or upon the election and qualification of successor directors. Dr. Schaffert has not been appointed to any committee of the Board and as of the date hereof is not expected to be appointed to any committee of the Board.

Dr. Schaffert’s compensation will be consistent with that provided to all of the Company’s non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, which was filed as Exhibit 10.5 to the Company’s Form 10-K for the year ended December 31, 2021. In addition, the Company is entering into an indemnification agreement with Dr. Schaffert in connection with her appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company.

There is no arrangement or understanding pursuant to which Dr. Schaffert was appointed to the Board. There are no family relationships between Dr. Schaffert and any director or executive officer of the Company, and Dr. Schaffert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On July 14, 2022, the Company issued a press release announcing Dr. Prener’s resignation from, and Dr. Schaffert’s appointment to, the Board, as discussed in Item 5.02 of this Current Report on Form 8-K. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of Rubius Therapeutics, Inc. dated July 14, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2022	RUBIUS THERAPEUTICS, INC.

	By:	/s/ Pablo J. Cagnoni
Pablo J. Cagnoni
Chief Executive Officer